UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22887

Calamos ETF Trust

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville, Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through April 30, 2015

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS
ETF Trust

SEMIANNUAL REPORT APRIL 30, 2015

Calamos Focus Growth ETF

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our mutual funds, closed-end funds and ETF are comprised of equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2015. In this report, you will find commentary from the management team of the Calamos Focus Growth ETF (the “Fund”), as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos Funds that could be suitable for your asset allocation.

Active, Innovative Client Solutions

The Focus Growth ETF is the company’s first active equity exchange-traded fund (ETF) and one of the industry’s first actively managed equity ETFs. Our decision to offer the Fund—particularly at this early juncture in the market’s development—is right in line with our history of anticipating the needs of investors and offering innovative solutions to satisfy those needs. From our convertible strategy launched in 1979 to our market neutral income strategy launched in 1990 and our long/short strategy launched in 2013, we believe Calamos has been a leader in developing innovative solutions that help our clients navigate the evolving investment landscape.

Market Review

Stocks advanced during the reporting period, surmounting headwinds related to energy prices, unrest in Ukraine, political wrangling in the euro zone, global growth rates, and the potential impact of a strengthening dollar. In the U.S., unemployment continued to fall, the Federal Reserve maintained accommodative monetary policy, and corporate profits remained healthy. Outside the U.S., positive economic surprises in Europe and Japan boosted investor sentiment. Markets responded favorably to the European Central Bank’s decision to move forward with quantitative easing as well as to Japan’s concerted and coordinated efforts to promote economic recovery.

The MSCI World Index, a measure of stocks from developed markets, returned 5.38% for the six-month period. U.S. stocks extended their bull market run, with the S&P 500 Index advancing 4.40%. Investors also demonstrated a preference for growth stocks, with the Russell 3000 Growth Index returning 6.59%, versus the Russell 3000 Value Index, up 2.82%.

Outlook

Our team is optimistic about the global markets and the prospects for stocks. We see especially attractive potential for growth-oriented companies—the focus of this Fund.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	1

Letter to Shareholders

Although the U.S. economy grew slowly during the first quarter of 2015—due in large measure to unseasonably cold weather and turmoil in the energy sector—we believe the U.S. can resume its steady expansion for the remainder of the year, as energy prices stabilize, inflation remains contained, and the Federal Reserve maintains its accommodative stance. We also expect the global economy to expand in 2015, benefiting from ranging factors including central bank policy in the euro zone, Japan, and select emerging markets.

Looking beyond stocks, we are concerned about the potential risks associated with oversized allocations to traditional fixed-income securities, as history has shown that interest rates can rise quickly. We believe investors should work proactively with their financial advisors to ensure appropriate diversification.

While we see a good deal of opportunity, this is an environment where active management, rigorous research and keen awareness of risk will be important drivers of success. We anticipate market volatility will persist as investors respond to the activities of central banks (particularly those of the Federal Reserve), as well as geopolitical uncertainties. We are confident that our disciplined, tested, and fundamentally driven approach will serve the Fund well.

In closing, I invite you to visit us at www.calamos.com. We’re continually updating our site with thought leadership, blogs and commentary designed to help you and your financial advisor decide which opportunities are most appropriate for you.

On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored you have chosen us to help you pursue your investment goals.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO

Before investing carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus and summary prospectus containing this and other information or call 1-844-922-5226. Read it carefully before investing.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

2	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Investment Team Discussion

CALAMOS FOCUS GROWTH ETF

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2015, the Fund gained 4.95% on a market price basis and 5.36% on a net asset value (NAV) basis versus a return of 4.40% for the S&P 500 Index and a gain of 6.54% for the Russell 1000 Growth Index.

The Fund performed well on an absolute basis and outperformed the broad equity market, although it did not capture the full strength of the large cap growth equity market. We remain especially bullish on growth stocks as earnings growth remains solidly positive and corporate earnings continue to expand. We feel we have entered a growth regime, and recent market performance has aligned with our view. In the first quarter of 2015, for example, growth stocks led value stocks by 460 basis points based on the Russell 3000 growth and value indexes, a spread not seen since the first quarter of 2009.

Since its inception on July 14, 2014, the Fund has returned 8.63% on NAV versus returns of 7.15% for the S&P 500 Index and 9.97% for the Russell 1000 Growth Index.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 04/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

What is the Calamos approach to active equity ETFs?

At Calamos, offering an active equity ETF—particularly at this early juncture in the ETF market’s development—is in line with our history of anticipating the needs of investors and delivering innovative solutions to satisfy those needs. From our pioneering convertible strategy to our forward-thinking work in alternatives, we have expanded our capabilities in response to the evolving investment landscape, and we believe actively managed ETFs represent an investment option whose time has come.

Active equity ETFs also represent a natural extension of our long-held belief in active management. We believe ETF investors should have the choice that mutual fund investors have had for years—a product that won’t settle for just passive participation and, instead, offers the opportunity for potential outperformance in the equity markets.

Through Calamos Focus Growth ETF, we are taking an active approach to growth stocks, an area in which we have been investing for 25 years. Our goal is to actively seek the best opportunities for growth by focusing on quality companies with higher returns on capital and cleaner balance sheets (lower debt)—those elements that we see as the keys to growth investing today.

SECTOR WEIGHTINGS
Information Technology	28.5%
Consumer Discretionary	18.8
Health Care	15.0
Consumer Staples	10.3
Financials	9.2
Industrials	8.2
Energy	4.8
Telecommunication Services	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	3

Investment Team Discussion

This is an exciting time for ETF investors, with active management opening up a whole new world of choices. We believe the Fund represents an opportunity to introduce potential returns to a portfolio by adding the element of active management to the trading flexibility, tax efficiency and transparency inherent in a traditional passive ETF.

What factors influenced performance?

In terms of economic sectors, selection in financials contributed to relative performance. Holdings in the asset management, custody banks and regional banks industries were especially strong. Selection in the consumer staples sector also added value. In particular, positioning and holdings within the tobacco industry, drug retail industry, and the packaged foods and meats industry contributed to performance.

Although the Fund’s overweight to consumer discretionary was positive, selection held back relative performance. In particular, selection within home improvement retail, Internet retail and footwear hindered. In consumer discretionary, we favor strong franchises with well-known brands, sustainable growth catalysts and improving fundamentals. The sector continues to benefit from an improving housing industry and sustained positive consumer sentiment. Further, selection in health care hampered performance. Specifically, holdings within the health care equipment industry and life sciences tools and services industry underperformed. However, our overweight allocation to the sector was additive. We continue to seek growth opportunities based on new and modernized technologies in these industries. From a risk-management standpoint, we are mindful of the U.S. health care system’s changing dynamics and the potential impact of new regulations on current and future holdings.

How is the Fund positioned?

This large cap growth equity Fund invests in a more concentrated portfolio of common stocks. The Fund seeks to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. We aim to participate in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations.

Our investments reflect a positive long-term outlook for equities. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in the mid-part of the business cycle with low inflation and moderate global growth. We are emphasizing companies with sound growth fundamentals, increasing returns on invested capital and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research points us to opportunities within the technology, consumer discretionary and health care sectors, and the Fund is positioned as such. We added to the Fund’s weight in the consumer staples sector by virtue of improving fundamentals and growth prospects, attractive valuations, as well as security-specific factors. For example, we added names from the tobacco, packaged foods and meats, and food retail industries. We also modestly boosted the Fund’s health care allocation during the period. On the other hand, we reduced the Fund’s industrials position, selling across a number of industries, such as electrical components and equipment, construction machinery and heavy trucks, and aerospace and defense. We selectively sold companies marked by declining growth catalysts, deteriorating fundamentals and valuation concerns.

4	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Investment Team Discussion

At period end, the Fund’s largest allocations in absolute terms spanned the information technology and consumer discretionary sectors. Relative to the Russell 1000 Growth Index, the Fund’s largest overweight was in the financials sector, and its largest underweight was in materials.

What closing thoughts do you have for Fund shareholders?

With the Fed likely to hold off on raising interest rates until later this year, we believe stock prices should continue their upward trend, though experiencing periodic bouts of volatility. With earnings yields still far in excess of long-term borrowing costs, it’s our belief that record merger and acquisition and buyback activity will likely continue. We remain bullish on equities, and particularly growth equities, where valuations remain attractive on a number of our favored measures. We believe we are in a growth regime (similar to 1995-1999), supported by low inflation, high cash levels and high innovation. We feel our use of both cyclical and secular themes is appropriate, given our stance that we are in the mid-stages of the business cycle. We favor companies with strong growth catalysts, improving fundamentals and solid balance sheets. That mindset leads us to favor the information technology, consumer discretionary and health care sectors, while we remain underweight to materials, utilities and telecommunication services.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/15

TOTAL RETURN*
Inception 7/14/14
	6 MONTHS	SINCE INCEPTION**
On Market Price	4.95%	8.73%
On NAV	5.36%	8.63%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. You can purchase or sell shares daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below NAV and may be worth more or less than your original investment. Shares of exchange-traded funds frequently trade at a market price that is below their NAV. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. For the fund’s most recent month end performance, please call 844.922.5226 or visit www.calamos.com. As of the prospectus dated 3/1/15, the Fund’s gross expense ratio is 2.50%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Operating Expenses (excluding taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 0.90% annually.

*	Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.
**	Cumulative since inception.

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	5

Expense Overview

EXPENSE OVERVIEW

As a shareholder of an ETF, you incur two types of costs. You incur:

1) Transaction costs, including brokerage commissions paid on purchases and sales for fund shares.

2) Ongoing costs, including management fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of the Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held in the fund for the rest of the period from November 1, 2014 to April 30, 2015, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the Fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2014 to April 30, 2015, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Fund to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6	CALAMOS ETF TRUST ANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2014 and held through April 30, 2015.

Actual Expenses per $1,000*	$4.57

Actual — Ending Balance	$1,049.52
Hypothetical Expenses per $1,000*	$4.51
Hypothetical — Ending Value	$1,020.33

Annualized expense ratio (1)	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios are adjusted to reflect fee waiver.

CALAMOS ETF TRUST ANNUAL REPORT	7

Schedule of Investments    April 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (95.8%)
	Consumer Discretionary (18.8%)
7,820	Deckers Outdoor Corp.#^	$578,680
6,220	Home Depot, Inc.	665,416
6,885	Nike, Inc. - Class B	680,514
367	Priceline Group, Inc.#	454,276
7,031	Restoration Hardware Holdings, Inc.#^	605,861
7,900	Royal Caribbean Cruises, Ltd.	537,674
12,200	Starbucks Corp.	604,876
6,875	Under Armour, Inc.#	533,156
6,140	Walt Disney Company^	667,541

		5,327,994

	Consumer Staples (10.3%)
7,420	Keurig Green Mountain, Inc.^	863,466
12,200	Mondelez International, Inc. - Class A	468,114
13,850	Reynolds American, Inc.^	1,015,205
13,000	Sprouts Farmers Market, Inc.#	415,805
3,760	WhiteWave Foods Company - Class A#	165,327

		2,927,917

	Energy (4.8%)
4,550	EOG Resources, Inc.	450,222
9,690	Schlumberger, Ltd.	916,771

		1,366,993

	Financials (9.2%)
10,800	Blackstone Group, LP	442,368
7,800	Morgan Stanley^	291,018
12,200	Realogy Holdings Corp.#	578,402
4,470	SVB Financial Group#	593,437
37,600	WisdomTree Investments, Inc.^	715,904

		2,621,129

	Health Care (15.0%)
730	Biogen, Inc.#	272,969
4,900	Cepheid#	274,890
9,975	Cerner Corp.#	716,305
2,640	Illumina, Inc.#	486,420
19,600	Insulet Corp.#	585,060
4,700	Laboratory Corp. of America Holdings#	561,932
2,113	Perrigo Company, PLC	387,271
10,650	Wright Medical Group, Inc.#^	270,190
6,220	Zimmer Holdings, Inc.	683,205

		4,238,242

	Industrials (8.2%)
4,765	Boeing Company	683,015
3,950	FedEx Corp.	669,801
9,250	Fortune Brands Home & Security, Inc.	412,550

NUMBER OF SHARES		VALUE

5,515	Honeywell International, Inc.	$556,574

		2,321,940

	Information Technology (28.5%)
22,090	Apple, Inc.	2,764,563
1,225	Equinix, Inc.	313,514
10,600	Facebook, Inc. - Class A#	834,962
10,100	FireEye, Inc.#	417,130
1,415	Google, Inc. - Class A#	776,510
13,150	Microsoft Corp.	639,616
38,200	Tencent Holdings, Ltd.	787,684
17,820	Twitter, Inc.#^	694,267
12,660	Visa, Inc. - Class A	836,193

		8,064,439

	Telecommunication Services (1.0%)
8,350	T-Mobile USA, Inc.#	284,234

	TOTAL COMMON STOCKS (Cost $25,509,144)	27,152,888

SHORT TERM INVESTMENT (3.2%)
922,892	Fidelity Prime Money Market Fund - Institutional Class (Cost $922,892)	922,892

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (5.7%)
1,608,930	State Street Navigator Securities Lending Prime Portfolio (Cost $1,608,930)	1,608,930

TOTAL INVESTMENTS (104.7%) (Cost $28,040,966)		29,684,710

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.7%)		(1,608,930)

OTHER ASSETS, LESS LIABILITIES (1.0%)		267,755

NET ASSETS (100.0%)		$28,343,535

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

8	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Statement of Assets and Liabilities    April 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $28,040,966)	$29,684,710
Due from investment advisor	58,190
Receivables:
Accrued interest and dividends	10,782
Investments sold	514,900
Prepaid expenses	3,143
Deferred offering costs	113,211
Other assets	7,664
Total assets	30,392,600
LIABILITIES
Payables:
Collateral for securities loaned	1,608,930
Investments purchased	285,355
Affiliates:
Investment advisory fees	23,849
Deferred compensation to trustees	7,664
Financial accounting fees	274
Trustees’ fees and officer compensation	1,531
Other accounts payable and accrued liabilities	121,462
Total liabilities	2,049,065
NET ASSETS	$28,343,535
COMPOSITION OF NET ASSETS
Paid in capital	$26,012,375
Undistributed net investment income (loss)	44,763
Accumulated net realized gain (loss) on investments	642,653
Unrealized appreciation (depreciation) of investments	1,643,744
NET ASSETS	$28,343,535
CLASS A SHARES
Shares outstanding†	2,610,000
Net asset value and redemption price per share	$10.86

†	No par value; unlimited number of shares authorized.

See accompanying Notes to Financial Statements	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	9

Statement of Operations    Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$159,754
Securities lending income	2,940
Total investment income	162,694

EXPENSES
Investment advisory fees	137,196
Audit fees	38,268
Legal fees	18,973
Printing and mailing fees	14,653
Accounting fees	10,786
Custodian fees	9,944
Registration fees	9,473
Trustees’ fees and officer compensation	6,765
Transfer agent fees	6,532
Financial accounting fees	1,579
Offering costs	72,400
Other	6,161
Total expenses	332,730
Less expense reductions	(209,255)
Net expenses	123,475
NET INVESTMENT INCOME (LOSS)	39,219

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	766,271
Change in net unrealized appreciation/(depreciation) on:
Investments	614,702
NET GAIN (LOSS)	1,380,973
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,420,192

10	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	PERIOD ENDED OCTOBER 31, 2014(a)

OPERATIONS
Net investment income (loss)	$39,219	$(559)
Net realized gain (loss)	766,271	(123,618)
Change in unrealized appreciation/(depreciation)	614,702	1,029,042
Net increase (decrease) in net assets resulting from operations	1,420,192	904,865

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(7,424)	—
Total distributions	(7,424)	—
CAPITAL SHARE TRANSACTIONS	525,272	25,500,630
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,938,040	26,405,495

NET ASSETS
Beginning of period	$26,405,495	$—
End of period	28,343,535	26,405,495

SHARES CREATED AND REDEEMED
Shares outstanding, beginning of period	2,560,000	—
Shares created	50,000	2,560,000
Shares outstanding, end of period	2,610,000	2,560,000
Undistributed net investment income (loss)	$44,763	$12,968

(a)	Focus Growth ETF commenced operations on July 14, 2014.

See accompanying Notes to Financial Statements	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	11

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ETF TRUST, a Delaware statutory trust organized June 17, 2013, (the “Trust”), consists of a single series, Calamos Focus Growth ETF (the “Fund”), which commenced operations on July 14, 2014. The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund seeks to achieve long-term capital growth.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on the Fund’s principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on The NASDAQ Stock Market at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on the Fund’s principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value determined by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

12	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Deferred Offering Costs.  Offering costs which consists primarily of the expenses incurred in connection with the preparation of the initial registration statement, including legal fees, typesetting fees, and exchange fees, are deferred and will be amortized over twelve months beginning with the commencement of the operations of the Fund, July 14, 2014.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	13

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average daily net assets of the Fund.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos ETF Trust, Calamos Advisors Trust, Calamos Investment Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $7,664 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2015. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2015.

Calamos Advisors has contractually agreed to limit the total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) to 0.90% of average net assets. This expense limitation agreement is binding on Calamos Advisors through March 31, 2016. This agreement is not terminable by either party.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2015 were as follows:

Cost of purchases	$22,576,664
Proceeds from sales	22,934,940

The following information is presented on a federal income tax basis as of April 30, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2015 was as follows:

Cost basis of investments	$28,058,407

Gross unrealized appreciation	2,385,015
Gross unrealized depreciation	(758,712)

Net unrealized appreciation (depreciation)	$1,626,303

14	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(123,618)
Net unrealized gains/(losses)	1,042,432

Total accumulated earnings/(losses)	918,814
Other	(422)
Paid-in capital	25,487,103

Net assets applicable to common shareholders	$26,405,495

In addition, the Fund had short-term post-Act capital losses of $(123,618).

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The Fund did not have any forward contracts during the entire period.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options has minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2015, the Fund had no outstanding purchased options and/or written options during the entire period.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	15

Notes to Financial Statements    (Unaudited)

Note 6 – Securities Lending

The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The

Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At April 30, 2015, the Fund held securities valued at $4,234,053 that were on loan to broker-dealers and banks. The Fund also held collateral in short term investments of $1,608,930 and reflected a corresponding liability for such collateral of $1,608,930.

Note 7 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$27,152,888	$—	$—	$27,152,888
Short Term Investment	922,892	—	—	922,892
Investment of Cash Collateral For Securities Loaned	—	1,608,930	—	1,608,930

Total	$28,075,780	$1,608,930	$—	$29,684,710

Liabilities:
Collateral For Securities Loaned	$—	$1,608,930	$—	$1,608,930

Total	$—	$1,608,930	$—	$1,608,930

16	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 8 – Capital Share Transactions

Shares are issued and redeemed by the Fund only in creation units of 50,000 shares. Such transactions generally are on an in-kind basis with a specified amount of cash used to adjust the transaction to the net asset value of the Fund on the transaction date.

Investors purchasing and redeeming creation units may pay a purchase transaction fee and a redemption transaction fee directly to the Fund’s transfer agent, State Street Bank and Trust Company, to offset transfer and other transaction costs associated with the issuance and redemption.

Transactions in shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	17

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2015		July 14, 2014* through October 31, 2014
Net asset value, beginning of period	$10.31		$10.00
Income from investment operations:
Net investment income (loss)	0.02		—	(a)
Net realized and unrealized gain (loss)	0.53		0.31
Total from investment operations	0.55		0.31
Less distributions to common shareholders from:
Net investment income	—	(a)	—
Return of capital	—		—
Total distributions	—		—
Net asset value, end of period	$10.86		$10.31
Market value, end of period	$10.87		$10.36
Total investment return based on:(b)
Net asset value	5.36%		3.10%
Market value	4.95%		3.60%
Net assets, end of period (000)	$28,344		$26,405
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	0.90%		0.90%
Gross expenses prior to expense reductions and earnings credits(c)	2.43%		2.50%
Net investment income (loss)(c)	0.29%		(0.01%	)
Portfolio turnover rate(d)	84.9%		29.6%

*	Commencement of operations.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized.

(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemption in-kind transactions.

18	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos ETF Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos ETF Trust (the “Trust”), comprised solely of Calamos Focus Growth ETF, as of April 30, 2015, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the six month period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets and financial highlights of the Trust for the period from July 14, 2014 (commencement of operations) through October 31, 2014; and in our report dated December 17, 2014, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 17, 2015

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	19

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after July 31, 2015, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2015. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund had not commenced operations during the 12-month period ended June 30, 2014 and therefore did not file a proxy voting record for such period.

The Fund files a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

DISTRIBUTOR:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

844.922.5226

TRANSFER AGENT:

State Street Bank and Trust Company

Boston, MA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

FGETFSAN 56 2015

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 19, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 19, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 19, 2015